SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                   0-26483                   94-3236309
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)          Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On February 3, 2003, VaxGen, Inc. announced today that Michel Greco, former deputy CEO and board member of Aventis Pasteur, has joined VaxGen's Board of Directors.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.


      EXHIBIT           DESCRIPTION

      99.1              Press Release issued February 3, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VaxGen, Inc.
                                                       (Registrant)

Dated: February 4, 2003                                By: /s/ Carter A. Lee
                                                       ---------------------
                                                       Carter A. Lee
                                                       Senior Vice President
                                                       Finance & Administration


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                                  EXHIBIT INDEX


EXHIBIT No.     DESCRIPTION

  99.1          Press Release issued February 3, 2003.